Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the quarterly report on Form 10-Q for the quarterly period ended June 31, 2004 ("Report") by Community West Bancshares ("Registrant"), each of the undersigned hereby certifies that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of and for the periods presented in the Report.


                                    /s/ Lynda  J.  Nahra
                                       ------------------
                                       Lynda  J.  Nahra
                                       President  and  Chief  Executive  Officer

                                    /s/ Charles  G.  Baltuskonis
                                       --------------------------
                                       Charles  G.  Baltuskonis
                                       Executive  Vice  President  and
                                       Chief  Financial  Officer

     August 12, 2004


     A signed original of this written statement required by Section 906 has been provided to Community West Bancshares and will be furnished to the Securities and Exchange Commission or its staff upon request.


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